SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 16, 2000
                                                   ------------------


                              CONDOR CAPITAL, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Colorado
           -----------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization

      33-20848-D                                       84-1075696
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


3858 West Carson Street, Suite 127, Torrance, California            90503-6705
--------------------------------------------------------            ------------
(Address of principal executive offices)                             (Zip Code)

                                 (310) 944-9771
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                8891 East Easter Place, Englewood, Colorado 80112
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

     On February 16, 2000, the Registrant executed a definitive Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") with Rogart Limited, a corporation organized under the laws of the Turkish Republic of Northern Cyprus ("Rogart"). Rogart owns 40% interest in DesignerMale.com, Inc., which is involved in the Internet retailing of brand name products, fashions and accessories for men. Rogart also has an option to purchase an additional 9% of DesignerMale.com.

     Pursuant to the Acquisition Agreement the Registrant will acquire all of the issued and outstanding stock of Rogart and Rogart will become a wholly owned subsidiary of the Registrant. At the closing of the acquisition which occurred on March 1, 2000, all of the outstanding shares of Rogart were delivered to the Registrant and exchanged for 2,500,000 shares of the Registrant's common stock.

     The acquisition has been approved by the boards of directors of the Registrant and Rogart. The Acquisition Agreement calls for the resignation of the current management of the registrant at the Closing in favor of Rogart's management. A copy of the Acquisition Agreement is attached hereto and incorporated herein by this reference.

Item 7.   Financial Statements, Pro Forma Financial Statements And Exhibits

     (b) Pro Forma Financial Information

          The Pro Forma Consolidated Financial Statements taking into account the acquisition are not being filed with this Report but shall be filed pursuant to an amendment to this Report within sixty (60) days.

     (c) Exhibits.

          2.1 Acquisition Agreement and Plan of Reorganization between the Registrant and Shareholders of Rogart Limited dated February 16, 2000.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     CONDOR CAPITAL, INC.
                                                     (Registrant)


Date: March 1, 2000                                  /S/  Lee Gahr
                                                     ---------------------------
                                                     By: Lee Gahr
                                                     Its:  President



Date: March 1, 2000                                  /S/  W. Patrick Batista
                                                     ---------------------------
                                                     By: W. Patrick Batista
                                                     Its: Secretary and
                                                         Chief Financial Officer

                                   EXHIBIT 2.1



                ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION


                              Condor Capital, Inc.
                             A Colorado Corporation


                            ACQUISITION OF SHARES OF


                                 Rogart Limited
                    A Corporation organized under the laws of
                       Turkish Republic of Northern Cyprus



                            Dated: February 11, 2000

Table of Contents                                                         Page
-------------------------------------------------------------------------------
1        EXCHANGE OF SECURITIES .......................................... 1
         1.1      Exchange of Shares ..................................... 1
         1.2      Exemption from Registration ............................ 1
         1.3      Non-taxable Transaction ................................ 2

2.       REPRESENTATION AND WARRANTIES OF THE SHAREHOLDERS ............... 2
         2.1      Organization ........................................... 2
         2.2      Capital Stock .......................................... 2
         2.3      Options, Warrants, Rights, etc. ........................ 2
         2.4      Subsidiaries ........................................... 2
         2.5      Directors and Officers.................................. 2
         2.6      Financial Statements.................................... 2
         2.7      Absence of Changes...................................... 2
         2.8      Absence of Undisclosed Liabilities...................... 3
         2.9      Tax Returns............................................. 3
         2.10     Patents, Trade Names and Rights......................... 3
         2.11     Compliance with Laws.................................... 3
         2.12     Litigation.............................................. 3
         2.13     Authority............................................... 3
         2.14     Ability to Carry Out Obligations........................ 3
         2.15     Full Disclosure......................................... 4
         2.16     Assets.................................................. 4
         2.17     Material Contracts...................................... 4

3.       REPRESENTATIONS AND WARRANTIES OF CONDOR ........................ 4
         3.1      Organization............................................ 4
         3.2      Capital Stock........................................... 4
         3.3      Options, Warrants, Rights, etc. ........................ 4
         3.4      Non-Reporting Publicly Traded Status ................... 4
         3.5      Subsidiaries ........................................... 4
         3.6      Directors and Officers ................................. 5
         3.7      Patents, Trade Names and Rights......................... 5
         3.8      Compliance with Laws.................................... 5
         3.9      Litigation.............................................. 5
         3.10     Authority............................................... 5
         3.11     Ability to Carry Out Obligations........................ 5
         3.12     Full Disclosure......................................... 5
         3.13     Assets.................................................. 6

4.       COVENANTS........................................................ 6
         4.1      Investigative Rights.................................... 6
         4.2      Conduct of Business..................................... 6

5.       CLOSING  ........................................................ 6
         5.1      Closing................................................. 6
         5.2      Shareholders' Deliveries at Closing..................... 6
         5.3      Condor's Deliveries at Closing.......................... 6

Table of Contents (continued)                                            Page
-------------------------------------------------------------------------------

6        CONDITIONS TO OBLIGATIONS TO CLOSE............................... 7
         6.1      Conditions to Obligations of Rogart
                   Shareholders to Close.................................. 7
         6.2      Conditions to Obligations of Condor .................... 7

7.       INDEMNIFICATION.................................................. 7
         7.1      Indemnification by Shareholders......................... 7
         7.2      Indemnification by Condor .............................. 7
         7.3      Notice and Opportunity to Defend........................ 8

8.       MISCELLANEOUS.................................................... 8
         8.1      Costs................................................... 8
         8.2      Additional Documentation................................ 8
         8.3      Captions and Headings................................... 9
         8.4      No Oral Change.......................................... 9
         8.5      Non-Waiver.............................................. 9
         8.6      Time of Essence......................................... 9
         8.7      Choice of Law........................................... 9
         8.8      Counterparts and/or Facsimile Signature................. 9
         8.9      Notices................................................. 9
         8.10     Binding Effect.......................................... 10
         8.11     Mutual Cooperation...................................... 10
         8.12     Brokers................................................. 10
         8.13     Survival of Representations and Warranties.............. 10
                  Signature Pages ........................................ 11

         SCHEDULES A ......   List of Rogart Shareholders
         EXHIBIT 1.2.......   Investment Letter
         EXHIBIT 2.4.......   Subsidiaries of Rogart
         EXHIBIT 2.5.......   Present  Officers and Directors of Rogart
         EXHIBIT 2.6.......   Audited Financial Statements of Rogart
         EXHIBIT 2.8.......   Liabilities of Rogart
         EXHIBIT 2.12......   Rogart Legal Proceedings and Litigation
         EXHIBIT 2.16......   Exceptions to Good Title to  Assets of Rogart
         EXHIBIT 2.17......   Material Contracts of Rogart
         EXHIBIT 3.5.......   Subsidiaries of Condor
         EXHIBIT 3.6.......   Present Officers and Directors of Condor
         EXHIBIT 3.13......   Exceptions to Good Title to Assets of Condor
         EXHIBIT 5.3.2.....   Resignation and Post Closing Officers
                              and Directors of Condor
         EXHIBIT 8.12......   Brokers

                                    AGREEMENT

     This Acquisition Agreement and Plan of Reorganization (the "Agreement" or "Acquisition Agreement") made as of February 11, 2000, is by and among Condor Capital, Inc., a Colorado corporation ("Condor") and the undersigned shareholders (the "Shareholders") who are the owners of 100% of the capital stock of Rogart Limited, a corporation organized and existing under the laws of the Turkish Republic of Northern Cyprus ("Rogart").

     A. Whereas, Shareholders hold all of the issued and outstanding common stock of Rogart; and

     B. Whereas, Condor, a reporting public company, desires to exchange shares of its Common Stock, no par value (the "Common Stock") for all of the issued and outstanding capital stock of Rogart held by the Shareholders, thereby making Rogart a wholly owned subsidiary of Condor; and

     C. Whereas, Shareholders desire to exchange all of the issued and outstanding capital stock of Rogart for 2,500,000 restricted shares of the authorized but unissued common stock (the "Common Stock") of Condor, all as more fully set forth herein below; and

     D. Whereas, the Board of Directors of Condor has authorized its proper corporate officers to effect the transactions contemplated herein.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following terms and conditions:

1.   EXCHANGE OF SECURITIES.

     1.1. Exchange of Shares. Subject to all the terms and conditions of this Agreement, Condor will deliver to the Shareholders of Rogart, 2,500,000 shares of previously authorized but unissued unregistered and restricted shares of the Common Stock, no par value per shares of Condor (the "Condor Shares"), in exchange for all of the issued and outstanding capital stock of Rogart owned by the Rogart Shareholders.

     1.2. Exemption from Registration. The parties hereto intend that the Condor Shares to be exchanged shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder and exempt from the registration requirements of the applicable states. In furtherance thereof, Shareholders will execute and deliver to Condor on the closing date, investment letters suitable to legal counsel for Condor, in form substantially as set forth in Exhibit 1.2 attached hereto.

     1.3. Non-taxable Transaction. The parties intend to effect this transaction as a non-taxable reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

2.   REPRESENTATIONS AND WARRANTIES OF ROGART AND THE SHAREHOLDERS.

     The Officers and Directors of Rogart and certain Shareholders (the "Warranting Shareholders") hereby represent and warrant to Condor that:

     2.1. Organization. Rogart is a corporation duly organized, validly existing and in good standing under the laws of the Turkish Republic of Northern Cyprus, and has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing where its business requires qualification.

     2.2. Capital Stock. The authorized capital stock of Rogart consists of 100 shares of capital stock, no par value per share, (the "Rogart Shares") of which one hundred (100) shares are issued and outstanding. Immediately prior to closing there shall be only one hundred (100) Rogart Shares issued and outstanding all of which are owned by the Shareholders. All of the issued and outstanding shares of capital stock of Rogart are duly and validly issued, fully paid and nonassessable. There are no other authorized class of capital stock.

     2.3. Options, Warrants, Rights, etc. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Rogart to issue or to transfer from treasury any additional shares of its capital stock of any class.

     2.4. Subsidiaries. Rogart has no subsidiaries and owns no interest in other enterprises except as set forth on Exhibit 2.4 attached hereto.

     2.5. Directors and Officers. Exhibit 2.5 hereto contains the names and titles of all present officers and directors Rogart as of the date of this Agreement.

     2.6. Financial Statements. Within sixty (60) days of the Close of the acquisition contemplated by this agreement, Rogart will provide audited financial statements to Condor, which financial statements will be prepared in accordance with generally accepted accounting principles and practices consistently followed by Rogart throughout the periods indicated, and will fairly present the financial position of Rogart as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

     2.7. Absence of Changes. The financial statements which will be provided pursuant to paragraph 2.6, will reflect that since the date of said financial statements, there has not been any change in the financial condition or operations of Rogart, except for changes in the ordinary course of business, which changes have not, in the aggregate, been materially adverse.

     2.8. Absence of Undisclosed Liabilities. Except as set forth on Exhibit 2.8 attached hereto, Rogart does not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that will not be reflected in the balance sheet of Rogart included in the financial statements to be provided pursuant to paragraph 2.6.

     2.9. Tax Returns. Within the times and in the manner prescribed by law, Rogart has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any reflected in the Exhibits are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by Rogart.

     2.10. Patents, Trade Names and Rights. To the best of its knowledge Rogart and its subsidiaries (if any) own and hold all necessary patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business, and the business of its subsidiaries as now conducted or proposed to be conducted. Rogart and its subsidiaries are not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     2.11. Compliance with Laws. Rogart and each of its subsidiaries have complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

     2.12. Litigation. Except as set forth in Exhibit 2.12 attached hereto, neither Rogart or any of its subsidiaries is a defendant to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of the Shareholders, threatened against or affecting Rogart or its subsidiaries or their business, assets or financial condition. Rogart and its subsidiaries are not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Rogart and its subsidiaries are not engaged in any material lawsuits to recover moneys due it.

     2.13. Authority. The Board of Directors of Rogart has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Rogart has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of the Shareholders and is enforceable in accordance with its terms and conditions.

     2.14. Ability to Carry Out Obligations. The execution and delivery of this Agreement by the Shareholders and the performance by the Shareholders of their obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Rogart is a party, or by which it may be bound, nor will any consents or authorizations of any party to the Shareholders' performance of their obligations hereunder be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Rogart; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Rogart.

     2.15. Full Disclosure. None of the representations and warranties made by Rogart, its officers, directors of the Shareholder herein or in any exhibit, certificate or memorandum furnished or to be furnished by the Shareholders, or on their behalf, contain or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     2.16. Assets. Except as otherwise indicated in Exhibit 2.16 attached hereto, Rogart and each of its subsidiaries (if any) has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances.

     2.17.  Material  Contracts.  Material  contracts of Rogart are set forth in
Exhibit 2.17, attached hereto an incorporated herein.

3.   REPRESENTATIONS AND WARRANTIES OF CONDOR.

     Condor represents and warrants to Rogart and the Shareholders that:

     3.1. Organization. Condor is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     3.2. Capital Stock. The authorized capital stock of Condor consists of (a) 800,000,000 shares of common stock, no par value per share (the "Common Stock") of which 17,655,010 shares are presently issued and outstanding, (b) 10,000,000 shares of preferred stock, no par value (the "Preferred Stock"), (c) 141,100 Series A Convertible Preferred Stock, $0.01 par value per share, of which no shares are presently issued and outstanding, and (d) 140,000 shares of Series B Convertible Preferred Stock, $0.01 par value per share, of which no shares are presently issued and outstanding co. Immediately prior to closing there shall be a 17,655,010 shares of Common Stock issued and outstanding. All of the issued and outstanding shares are duly and validly issued, fully paid and nonassessable. There are no other authorized class of capital stock.

     3.3. Options, Warrants, Rights, etc. There are no outstanding subscriptions, options, rights, debentures, instruments, convertible securities or other agreements or commitments obligation Condor to issue or to transfer from treasury any additional shares of its Common Stock, or any other class of securities.

     3.4. Reporting Publicly Traded Status. The Common Stock of Condor is currently listed on the OTC Bulletin Board under the symbol "CNOP". Condor is a full reporting public company with its class of common stock registered pursuant to Section 12(g) of he Securities Exchange Act of 1934.

     3.5. Subsidiaries. Except as set forth in Exhibit 3.5 attached hereto Condor does not have any other subsidiaries or own any interest in any other enterprise.

     3.6. Directors and Officers. The names and titles of all present officers and directors of Condor are as set forth on Exhibit 3.6 attached hereto.

     3.7. Patents, Trade Names and Rights. To the best of its knowledge Condor and its subsidiaries own and hold all necessary patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business as now conducted or proposed to be conducted. Condor is not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     3.8. Compliance with Laws. Condor has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation and all federal and state securities laws (including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934) and all material respects NASDAQ rules) affecting its properties or the operation of its business. To the best of its knowledge all stock of Condor issued to date has been issued in compliance with all Federal and State securities laws.

     3.9. Litigation. Condor is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Condor threatened against or affecting Condor or its business, assets or financial condition except for suits as described in its 1934 Act filings. Condor is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.

     3.10. Authority. The Board of Directors of Condor has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Condor has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Condor enforceable in accordance with its terms.

     3.11. Ability to Carry Out Obligations. The execution and delivery of this Agreement by Condor and the performance by the Condor of the obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Condor is a party, or by which it may be bound, nor will any consents or authorizations of any party to Condor's performance of its obligation hereunder;
(b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Condor; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Condor.

     3.12. Full Disclosure. None of the representations and warranties made by Condor herein or in any exhibit, certificate or memorandum furnished or to be furnished by Condor or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     3.13. Assets. Condor has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated on Exhibit 3.13 attached hereto.

4.   COVENANTS RELATING TO THE PERIOD PRIOR TO CLOSING.

     4.1. Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     4.2. Conduct of Business. Prior to Closing, the Shareholders represent that Rogart shall conduct its business in the normal course. Rogart shall not amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem securities, incur additional or newly-funded liabilities outside the ordinary course of business, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction without the prior approval of Condor, not to be unreasonably withheld.

5.   CLOSING.

     5.1. Closing. The closing of this transaction shall be held at the offices of Condor on or prior to February 15, 2000, or at such other place and time as is mutually agreeable to the parties, or by FAX and Federal Express.

     5.2. Shareholders' Deliveries at Closing. At the Closing, the Shareholders shall deliver the following items:

          5.2.1 Certificates representing all of the shares of capital stock Rogart held by the Shareholders, along with a stock power or stock powers with signatures guaranteed, duly executed by the Shareholders in blank or to Condor Capital, Inc.;

          5.2.2 An investment letter in the form of Exhibit 1.2 hereof, duly executed by the Shareholders;

     5.3. Condor's  Deliveries at Closing.   2.2 CAPITAL Deliveries at Closing.
At the Closing, Condor shall deliver the following items:

          5.3.1 Either (a) certificates representing the Condor Shares, duly issued with restrictive legend, to the Shareholders as listed on Schedule A attached hereto, or (b) a copy of a letter from Condor to its transfer agent, American Securities Transfer & Trust, Inc., instructing such transfer agent to issue the certificates representing the Condor Shares to the Shareholders as listed on Schedule A.

          5.3.2 Resignations of the officers and directors of Condor in the form attached hereto as Exhibit 5.3.2(a) and a resolution concurrently therewith appointing Rogart's designated Officers and Directors as the new Officers and Directors of Condor, as set forth on Exhibit 5.3.2(b) attached hereto

6.   CONDITIONS TO OBLIGATIONS TO CLOSE AND MATERIAL TERMS OF AGREEMENT.

     6.1. Conditions to Obligations of Rogart and Shareholders to Close. The obligations of the Shareholders to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of Condor shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing date, that Condor shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     6.2. Conditions to Obligations of Condor. The obligations of Condor to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of Rogart and the Shareholders shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, that the Shareholders shall have performed and complied in all material respects with all covenants and agreements required by this Agreement and between Condor, its shareholders and Rogart and related parties, be performed or complied with by it on or prior to the Closing Date.

7.   INDEMNIFICATION.

     7.1. Indemnification by Shareholders. The Warranting Shareholders agree to indemnify, defend and hold the Condor shareholders, Condor, its officers and directors, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by Rogart perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Shareholders under this Agreement; provided however, that notice of any such breach shall have been communicated with specificity within two (2) years of the date hereof.

     7.2. Indemnification by Condor. Condor agrees to indemnify, defend and hold the Shareholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by Condor to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Condor under this Agreement.

     7.3. Notice and Opportunity to Defend. If there occurs an event which any Party asserts is an indemnifiable event, the Party seeking indemnification shall notify the Party obligated to provide indemnification (the "Indemnifying Party") promptly. If such event involves (i) any claim or (ii) the commencement of any action or proceeding by a third person, the Party seeking indemnification will give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall be a condition precedent to any liability of the Indemnifying Party hereunder. Such Indemnifying Party shall have a period of thirty (30) days within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) days period, such Indemnifying Party shall be obligated to compromise or defend, at its own expense and by counsel chosen by the Indemnifying Party shall provide reasonably satisfactory to the Party seeking indemnity, such matter and the Indemnifying Party shall provide the Party seeking indemnification with such assurances as may be reasonably required by the latter to assure that the Indemnifying Party will assume, and be responsible for, the entire liability issue. If such Indemnifying Party does not respond within such thirty (30) day period and rejects responsibility for such matter in whole or in part, the Party seeking indemnification shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such Party under applicable law. The Party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. In any event, the Party seeking indemnification shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by the Indemnifying Party shall require the prior written consent of the Party seeking indemnification. If, however, the Party seeking indemnification refuses its consent to a bona fide offer of settlement which the Indemnifying Party wishes to accept, the Party seeking indemnification may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Party seeking indemnification. In such event, the obligation of the Indemnifying Party to the Party seeking indemnification shall be equal to the lesser of (i) the amount of the offer of settlement which the Party seeking indemnification refused to accept plus the costs and expenses of such Party prior to the date the Indemnifying Party notifies the Party seeking indemnification of the offer of settlement and (ii) the actual out-of-pocket amount the Party seeking indemnification is obligated to pay as a result of such Party's continuing to pursue such an offer. An Indemnifying Party shall be entitled to recover from the Party seeking indemnification any additional expenses incurred by such Indemnifying Party as a result of the decision of the Party seeking indemnification to pursue such matter.

8.   MISCELLANEOUS.

     8.1. Costs. Each party shall bear its own costs associated with this Agreement, the closing of this Agreement, and all ancillary or related measures, including without limitation, costs of attorneys fees, accountants fees, filing fees, or other costs or expenses, without right or recourse from the other.

     8.2. Additional Documentation. The parties acknowledge that further agreements and documents, in addition to the Exhibits appended hereto, may be required in order to effect the transactions contemplated hereunder. Each party agrees to provide and execute such other and further agreements or documentation as, in the opinions of respective counsel, are reasonably necessary to effect the transactions contemplated hereunder and to maintain regulatory and legal compliance.

     8.3. Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

     8.4. No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     8.5. Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any subsequent breach.

     8.6. Time of Essence. Time is of the essence of this Agreement and of each and every provision.

     8.7. Choice of Law. This Agreement and its application shall be governed by the laws of the State of Colorado.

     8.8. Counterparts and/or Facsimile Signature. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

     8.9. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                  If to Condor, addressed to it at:
                  --------------------------------
                  Mr. John H. Venette, Secretary / Treasurer
                  Condor Capital, Inc.
                  5353 Manhattan Circle
                  Suite 201
                  Boulder, Colorado 80303

                  With copy to Counsel, addressed to:
                  -----------------------------------
                  George G. Chachas, Esq.
                  Wenthur & Chachas
                  4180 La Jolla Village Drive
                  Suite 500
                  La Jolla, California 92037

                  If to Rogart and the Shareholders, to them at:
                  ----------------------------------------------
                  Rogart Limited
                  c/o Mr. Lee Gahr
                  #602-1489 Marine Drive
                  West Vancouver
                  B.C. Canada V7T 1B8

                  With a copy to their Counsel, addressed to:
                  -------------------------------------------
                  Mr. Robert Brown
                  McLachlan Brown Anderson
                  10th Floor - 938 Howe Street
                  Vancouver
                  B.C. Canada V6Z 1N9

     8.10. Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.11. Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     8.12. Brokers. The parties hereto represent that no other broker has brought about this Agreement, and no other finder's fee has been paid or is payable by either party, except for the broker whose name is set forth on
Exhibit 8.12, and whose fee shall be paid by the Shareholders. Each party hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of its dealings, arrangements or agreements with any other broker.

     8.13. Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for herein shall survive the Closing.

     AGREED AND ACCEPTED as of the date first above written.

                                             CONDOR CAPITAL, INC.
                                             A Colorado Corporation


Dated: 2-16-00                               /S/ Robert Hirsekorn
                                             -----------------------------------
                                             By:  Robert Hirsekorn
                                             Its: President


Dated: 2-16-2000                             /S/ John Venette
                                             -----------------------------------
                                             By: John Venette
                                             Its: Secretary / Treasure / CFO


                                             ROGART LIMITED
                                             A Turkish Republic of
                                             Northern Cyprus Corporation



Dated: 2/15/2000                             /S/  Lee Gahr
                                             -----------------------------------
                                             By:  Lee Gahr
                                             Its: President

SHAREHOLDERS OF ROGART LIMITED WHO WILL WARRANT THE REPRESENTATIONS HEREIN:


/S/ Fatma Yerli                              /S/ Sefik Yerli
--------------------------------             -----------------------------------
Fatma Yerli                                  Sefik Yerli
Secretary / Director                         Director

NON-WARRANTING ROGART INCORPORATED SHAREHOLDER SIGNATURE PAGE for Acquisition Agreement and Plan of Reorganization between Condor Capital, Inc., and the Shareholders of Rogart, Inc.

The undersigned shareholders of Rogart hereby execute this Agreement solely for the purpose of affirming the following and for no other purpose.

     Delivery of Rogart Stock.

     Each Rogart Shareholder signing hereto hereby agrees to sell, assign, transfer and deliver and does hereby sell, assign, transfer and deliver to Condor, and Condor agrees to acquire and accept from each Rogart Shareholder, upon the terms and conditions set forth in this Agreement, complete, absolute and unencumbered right, title and interest in and to the Rogart Shares held by each Rogart Shareholder.

     Consideration.

     The entire consideration to be paid to Rogart Shareholders in exchange for the transfer, assignment and deliver of the Rogart Shares is the common shares of the authorized but unissued capital stock of Condor as allocated on Schedule A to each shareholder.

     Exchange of Shares and Warrants.

     At the Closing Date as defined in this Agreement, Condor shall deliver to the Rogart Shareholders, in accordance with Schedule A, 2,500,000 shares of the authorized but unissued Common Stock of Condor (the "Condor Shares"). The exchange of shares contemplated by this Agreement is intended to result in a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code. The Rogart Shareholders agree to assist Condor in adopting and filing any documentation necessary to comply with the Code in order to preserve the tax-free treatment of the within exchange of shares. At the Closing Date as defined in this Agreement, Condor shall deliver to the appropriate Officer in accordance Schedule A.

     Investment Representation.

     The Shares being acquired by the Rogart Shareholders hereunder are being acquired for investment purposes only and not with a view towards resale or redistribution and no person or entity has any beneficial interest in such shares except the Rogart Shareholders. The Shares being acquired have not been registered under the Securities Act of 1933 as amended (the "Securities Act"), are restricted securities and the Rogart Shareholders acknowledge and agree that they may not sell, offer, transfer, hypothecate or convey such shares except pursuant to a registration statement pursuant to the Securities Act or an exemption therefrom. Such shares shall be issued with the following legend and shall be subject to a stock transfer order delivered by the Company to the transfer agent, such legend to be as follows:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION FOR THESE SHARES UNDER SUCH ACT OR AN OPINION OF THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.


                                                  NOT APPLICABLE
Dated:                                            ------------------------------
                                                  Signature of Non-Warranting
                                                  Rogart Limited Shareholder

                                   SCHEDULE A

                           LIST OF ROGART SHAREHOLDERS

Shareholder                        Number of                Number of
Name and Address                   Rogart Shares            Condor Shares
--------------------------------------------------------------------------------
Fatma Yerli                        50                       1,250,000
3 Namik Kemal Cad. Girne

Sefik Yerli                        50                       1,250,000
3 Namik Kemal Cad. Girne


--------------------------------------------------------------------------------
Total                              100                      2,500,000

                                   EXHIBIT 1.2

                                INVESTMENT LETTER
--------------------------------------------------------------------------------


Mr. John Venette, Secretary / Treasurer
Condor Capital, Inc.
5353 Manhattan Circle
Suite 201
Boulder, Colorado 80303

Re:  INVESTMENT LETTER

Gentlemen:

     The undersigned having acquired by a stock-for-stock exchange a certain amount of the total 2,500,000 restricted and unregistered shares of Common Stock, non par value per share (the "Securities") of Condor Capital, Inc., a Colorado Corporation, (the "Company"), hereby represents to the Company that:

     1. The Securities which are being acquired by the undersigned are being acquired for the undersigned's own account and for investment and not with a view to the public resale or distribution thereof.

     2. The undersigned will not sell, transfer or otherwise dispose of the Securities unless, in the opinion of the Company's counsel, such disposition conforms with applicable securities laws requirements.

     3. The undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 (the "Rule") promulgated under the Securities Act of 1933, as amended (the "Act").

     4. The undersigned acknowledges that the undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the finances of the Company and the proposed business plan of the Company.

     5. The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

     6. The undersigned further acknowledges that the undersigned is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144 (the "Rule"). The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If and when the Rule is available to the undersigned, the undersigned may make only sales of the Securities in accordance with the terms and conditions of the rule (which may limit the amount of Securities that may be sold).

Investment Letter
Page 2 of 2
--------------------------------------------------------------------------------

     7. By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment by the undersigned in the Securities.

     8. The undersigned is capable of bearing the economic risks of an investment in the Securities. The undersigned fully understands the speculative nature of the Securities and the possibility of loss.

     9. The undersigned's present financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

     10. Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear the following restrictive legend.

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION FOR THESE SHARES UNDER SUCH ACT OR AN OPINION OF THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     11. The undersigned further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent until such time as sale is permitted under Security Laws and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                            Very truly yours,

                                            ----------------------------------
                                            Undersigned

                                            Date:

                                            ----------------------------------
                                            Address

                                            ----------------------------------
                                            Social Security Number

                                   EXHIBIT 2.4

                             SUBSIDIARIES OF ROGART
--------------------------------------------------------------------------------


None.

However, Rogart is the owner of 40.0% of the Common Stock of DesignerMale.com, Inc., and has an option to purchase up to a total of 49.0% of the shares of common stock of DesignerMale.Com, Inc.

                                   EXHIBIT 2.5

                      PRESENT OFFICERS AND DIRECTORS ROGART
--------------------------------------------------------------------------------


OFFICERS
--------
Lee Gahr - President


DIRECTORS
---------
Fatma Yerli
3 Namik Kemal Cad. Girne

Sefik Yerli
3 Namik Kemal Cad. Girne

                                   EXHIBIT 2.6


                       AUDITED FINANCIAL STATEMENTS ROGART


--------------------------------------------------------------------------------

          TO BE PROVIDED WITHIN SIXTY (60) DAYS OF CLOSING

                                  EXHIBIT 2.8

                              LIABILITIES OF ROGART
--------------------------------------------------------------------------------


                                      NONE

                                  EXHIBIT 2.12

                     ROGART LITIGATION AND LEGAL PROCEEDINGS
--------------------------------------------------------------------------------



                                      NONE

                                  EXHIBIT 2.16

                  EXCEPTIONS TO GOOD TITLE TO ASSETS OF ROGART
--------------------------------------------------------------------------------



                                      NONE

                                  EXHIBIT 2.17

                          MATERIAL CONTRACTS OF ROGART
--------------------------------------------------------------------------------

     1. Rogart is the owner of 40.0% of the Common Stock of DesignerMale.com, Inc., and has an option to purchase up to a total of 49.0% of the shares of common stock of DesignerMale.Com, Inc. A copy of said contract is attached hereto.

                                   EXHIBIT 3.5

                             SUBSIDIARIES OF CONDOR
--------------------------------------------------------------------------------

                                      NONE

                                   EXHIBIT 3.6

                     PRESENT OFFICES AND DIRECTORS OF CONDOR
--------------------------------------------------------------------------------

OFFICERS
--------
President ................... Robert Hirsekorn
CFO ......................... John H. Venette
Secretary / Treasure......... John H. Venette

DIRECTORS
---------

Robert Hirsekorn
John H. Venette

                                  EXHIBIT 3.13

                  EXCEPTIONS TO GOOD TITLE TO ASSETS OF CONDOR
--------------------------------------------------------------------------------


                                      NONE

                                EXHIBIT 5.3.2(a)

              FORM OF RESIGNATION OF CONDOR OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Condor Capital, Inc.
Attn: Board of Directors

Dear Gentlemen:

I, _______________________, hereby resign as and officer and director of Condor Capital, Inc., effective as of the closing of that certain Acquisition Agreement and Plan of Reorganization between Condor Capital, Inc., and Rogart Limited. Also, the undersigned states that this resignation is not because of any disagreements between himself and the management of the Company relating to the Company's operations, policies or practices.




Dated: ______________________                     ______________________________
                                                  Name

                                EXHIBIT 5.3.2(b)

                  POST CLOSING OFFICERS AND DIRECTORS OF CONDOR
--------------------------------------------------------------------------------


OFFICERS
--------

Chairman & CEO .............. Lee E. Gahr
Secretary / Treasurer ....... W. Patrick Battista

DIRECTORS
---------
Lee E. Gahr
W. Patrick Battista
George H. Lerg

                                  EXHIBIT 8.12

                                     BROKERS
--------------------------------------------------------------------------------

With the exception of the shares issued to the Shareholders of Rogart as set forth herein, no brokerage of finders' fees in the form of cash or securities were paid to any party or person in connection with the acquisition.